UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2018
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FIBROCELL SCIENCE, INC.
(Exact Name of Registrant as Specified in its Charter)
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DELAWARE	001-31564	87-0458888
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

405 EAGLEVIEW BLVD., EXTON, PA 19341
(Address of principal executive offices and zip code)

(484) 713-6000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed from last report)
______________________________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01 Entry into a Material Definitive Agreement.
Securities Purchase Agreements
On July 2, 2018, Fibrocell Science, Inc. (the “Company”) entered into securities purchase agreements (the “Purchase Agreements”) with certain institutional and accredited investors for the sale by the Company of 1,474,080 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) at a purchase price of $2.69 per share (the “Registered Direct Offering”). Concurrently with the Registered Direct Offering, and pursuant to the Purchase Agreements, the Company also sold unregistered warrants exercisable for an aggregate of 958,152 shares of Common Stock (the “Warrants”), which represents 65% of the shares of Common Stock sold in the Registered Direct Offering, for a purchase price of $0.125 per Warrant and with an exercise price of $2.70 per share (the “Private Placement”). Subject to certain ownership limitations, the Warrants are exercisable upon issuance. The Warrants will expire on the 5.5 year anniversary of the date of issuance. Neither the Warrants nor the shares of Common Stock underlying the Warrants have been registered with the Securities and Exchange Commission (“SEC”). The Purchase Agreements contain representations, warranties and covenants of the investors and the Company that are customary for transactions of this type.
The Registered Direct Offering and the Private Placement closed on July 5, 2018. The Company estimates that the net proceeds from the transactions will be approximately $3.5 million after deducting certain fees due to the placement agent and other estimated transaction expenses. The net proceeds received by the Company from the transactions will be used to continue to fund the clinical and pre-clinical development of FCX-007 and FCX-013, and for other general corporate purposes.
The 1,474,080 shares of Common Stock sold in the Registered Direct Offering were offered and sold by the Company pursuant to an effective shelf registration statement on Form S-3, which was filed with the SEC on January 21, 2016 and subsequently declared effective on February 9, 2016 (File No. 333-209077), and the base prospectus dated as of February 9, 2016 contained therein. The Company filed a prospectus supplement with the SEC on July 2, 2018 in connection with the sale of the shares of Common Stock in the Registered Direct Offering.
The Warrants and the Placement Agent Warrants (as defined below) were sold and issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act as transactions not involving a public offering and Rule 506 promulgated under the Securities Act as sales to accredited investors, and in reliance on similar exemptions under applicable state laws.
In connection with the Registered Direct Offering and the Private Placement, the placement agent received an aggregate fee equal to 7.0% of the gross proceeds received by us from the sale of the securities in the Registered Direct Offering and Private Placement, as well as $75,000 for expenses, and warrants to purchase up to 7.0% of the aggregate amount of shares of Common Stock sold in the Registered Direct Offering (the “Placement Agent Warrants”). The Placement Agent Warrants have substantially the same terms as the Warrants, except that the exercise price of the Placement Agent Warrants is $3.464 per share and the term of the Placement Agent Warrants is five years.
The representations, warranties and covenants contained in the Purchase Agreements were made solely for the benefit of the parties to the Purchase Agreements. In addition, such representations, warranties and covenants (i) are intended as a way of allocating the risk between the parties to the Purchase Agreements and not as statements of fact, and (ii) may apply standards of materiality in a way that is different from what may be viewed as material by stockholders of, or other investors in, the Company. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreements, which subsequent information may or may not be fully reflected in public disclosures.
The foregoing description of the Purchase Agreements, the Warrants and the Placement Agent Warrants are not complete and are qualified in their entirety by references to the full text of the form of Purchase Agreement, the form of Warrant and the form of Placement Agent Warrant which are filed hereto as exhibits 10.1, 4.1 and 4.2, respectively, to this report and are incorporated by reference herein.
A copy of the opinion of Hogan Lovells US LLP relating to the validity of the shares of Common Stock issued in the Registered Direct Offering is filed herewith as Exhibit 5.1.
Item 3.02 Unregistered Sales of Equity Securities.
The disclosures in Item 1.01 of this Form 8-K regarding the Warrants and the Placement Agent Warrants are incorporated by reference into this Item 3.02.

Item 8.01 Other Events.
On July 2, 2018, the Company issued a press release announcing the pricing of the Registered Direct Offering and Private Placement. On July 5, 2018, the Company issued a press release announcing the closing of the Registered Direct Offering and Private Placement. A copy of each press release is filed as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Upon the closing of the Registered Direct Offering, 9,314,985 shares of Common Stock were outstanding.

Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
4.1	Form of Warrant
4.2	Form of Placement Agent Warrant
5.1	Legal Opinion of Hogan Lovells US LLP
10.1	Form of Securities Purchase Agreement
23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1)
99.1	Press Release dated July 2, 2018
99.2	Press Release dated July 5, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Fibrocell Science, Inc.
By:	/s/ John M. Maslowski
John M. Maslowski
President and Chief Executive Officer
Date: July 5, 2018